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                                                                     EXHIBIT 32

    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the filing of the Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 (the "Report") by Kirby Corporation (the "Company"), each of the undersigned hereby certifies that:

        1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                               /s/ JOSEPH H. PYNE
                                    ----------------------------------------
                                                 Joseph H. Pyne
                                      President and Chief Executive Officer



                                               /s/ NORMAN W. NOLEN
                                    ----------------------------------------
                                                 Norman W. Nolen
                                       Executive Vice President, Treasurer
                                           and Chief Financial Officer

Dated:  May 7, 2004